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                                                                   EXHIBIT 10.17

                                   ADDENDUM TO
                               SERVICES AGREEMENT

         THIS ADDENDUM to that certain Services Agreement (the "Agreement"), dated March 3, 1998, by and between WADDELL & REED INVESTMENT MANAGEMENT COMPANY ("WRIMCO") and WADDELL & REED ASSET MANAGEMENT COMPANY ("WRAMCO"), is made effective as provided herein.

         WHEREAS, WRIMCO and WRAMCO desire to supplement the terms and conditions of the Agreement as herein provided; and

         NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency is hereby acknowledged, WRIMCO and WRAMCO hereby agree to amend, modify and supplement the Agreement as follows:

         1. ADDENDUM TO SECTION 2. Section 2. of the Agreement is hereby amended by adding the following to the end of such subsection b.:

         Pursuant to 42 U.S.C. 1395x(v)(1)(I), WRIMCO agrees that, until the expiration of four years after the furnishing of services by WRAMCO to any client subject to such provision, WRIMCO shall make available, upon written request, to the Secretary of the United States Department of Health and Human Services or to the Comptroller General of the United States, or any of their duly authorized representatives, any books, documents and records of WRIMCO that are necessary to certify the nature and extent of the cost of services provided to any such client.

         2. REMAINING PROVISIONS. Any provision of the Agreement not amended, modified and/or supplemented by this Addendum shall remain in full force and effect. In the event of any inconsistency between the Agreement and this Addendum, this Addendum shall control.

         3. MISCELLANEOUS. The Agreement and this Addendum, together with all exhibits attached to the Agreement and this Addendum, if any, contain the full and complete agreement and understanding between Buyer and Seller.

         IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized representatives to be effective as of the 31st day of December, 1998.

WADDELL & REED INVESTMENT                   WADDELL & REED ASSET
MANAGEMENT COMPANY                          MANAGEMENT COMPANY



By:  /s/ Henry J. Herrmann                  By: /s/ Michael Klyce

Title:  President and Chief                 Title: Vice President and Treasurer
        Investment Officer